Exhibit 10.2

CARGURUS, INC.

Amended and Restated

2006

EQUITY INCENTIVE PLAN

i

CARGURUS, INC.

AMENDED AND RESTATED

2006 EQUITY INCENTIVE PLAN

1.                                      Purpose

This Plan is intended to encourage ownership of Stock of CarGurus, Inc., a Delaware corporation (the “Company”) by persons providing services to it, including its employees, consultants and directors and to provide additional incentives for them to promote the success of the Company’s business.

2.                                      Definitions

As used in this Plan, the following terms shall have the following meanings:

2.1                               Accelerate, Accelerated, and Acceleration, when used with respect to an Option, means that as of the time of reference the Option will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms, and, when used with respect to Restricted Stock, means that the Risk of Forfeiture otherwise applicable to the shares of Restricted Stock shall expire with respect to some or all of the shares of Restricted Stock then still otherwise subject to the Risk of Forfeiture.

2.2                               Acquisition means a merger or consolidation of the Company into another person (i.e., which merger or consolidation the Company does not survive) or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.

2.3                               Award means any grant or sale pursuant to the Plan of Options, Restricted Stock, or Stock Grants.

2.4                               Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.5                               Board means the Company’s Board of Directors.

2.6                               Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

(a)                                 an Acquisition, unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding equity interests (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, or

(b)                                 any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time), directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of equity interests possessing more than 50% of the total combined voting power of the Company’s outstanding equity interests, other than (i) the Company, (ii) an employee benefit plan of the Company, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (iv) an underwriter temporarily holding securities pursuant to an offering of such equity interests.

2.7                               Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.  To the extent that reference is made to any particular section of the Code, such reference shall be, where the context so admits, to any corresponding provisions of any succeeding law.

2.8                               Committee means any committee of the Board delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan.  For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.9                               Company means CarGurus, Inc., a corporation organized under the laws of the State of Delaware.

2.10                        Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.11                        Market Value means the value of a share of Stock on any date as determined by the Committee.

2.12                        Operating Agreement means the Company’s Operating Agreement as in effect from time to time.

2.13                        Option means an option to purchase shares of Stock.

2.14                        Optionee means a Participant to whom an Option shall have been granted under the Plan.

2.15                        Participant means any holder of an outstanding Award under the Plan.

2.16                        Plan means this 2006 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.17                        Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.18                        Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.19                        Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock, including a right in the Company to reacquire the shares at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.20                        Securities Act means the Securities Act of 1933, as amended from time to time.

2.21                        Stock Grant means the grants of shares of Stock not subject to restrictions or other forfeiture conditions.

2.22                        Stock means Class B Common Stock, par value $0.001 per share, of the Company.

3.                                      Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board.  Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.

4.                                      Stock Subject to the Plan

At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed such number of shares of Stock as the Board determine from time to time in connection with the Plan.  For purposes of applying the foregoing limitation, if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any Award of Restricted Stock is forfeited by the recipient or repurchased at less than its Market Value, the shares of Stock not purchased by the Optionee or forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan.

5.                                      Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time.  Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award.  In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company, and such other factors as the Committee in its discretion shall deem relevant.  Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan.  The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.                                      Authorization of Grants

6.1                               Eligibility.  The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any service provider to the Company, including any non-employee member of the Board.

6.2                               General Terms of Awards.  Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe.  No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

6.3                               Non-Transferability of Awards. Except as otherwise provided in this Section, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative.  However, the Committee may, at or after the grant of shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion.  For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.                                      Specific Terms of Awards

7.1                               Options.

(a)                                 Date of Grant.  The granting of an Option shall take place at the time specified in the Award Agreement.  Only if expressly so provided in the applicable Award

Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b)                                 Exercise Price.  The price at which shares of Stock may be acquired under each Option shall be not less than 100% of the Market Value of a share of Stock on the Grant Date.

(c)                                  Option Period.  No Option may be exercised on or after the tenth anniversary of the Grant Date.

(d)                                 Exercisability.  An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine.  In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time.

(e)                                  Termination of Association with the Company.  Unless the Committee shall provide otherwise with respect to any Option, if the Optionee’s employment or other association with the Company ends for any reason, any outstanding Option of the Optionee shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event.  Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee’s reemployment rights, if any, are guaranteed by statute or by contract.

(f)                                   Method of Exercise.  An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 14, specifying the number of shares of Stock with respect to which the Option is then being exercised.  The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased; or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company, by delivery to the Company of:

(i)                                     Shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii)                                  the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved.

Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option.

(g)                                  Certificates.  Within thirty (30) days after the exercise of an Option, but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares of Stock then being purchased.  Such shares of Stock shall be fully paid and nonassessable.

(h)           Rights Pending Exercise. No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock issuable pursuant to his Option, except to the extent that the Option shall have been exercised with respect thereto.

7.2          Restricted Stock.

(a)           Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)           Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The shares evidenced by this certificate are subject to the terms and conditions of CarGurus, Inc. 2006 Equity Incentive Plan and an Award Agreement entered into by the registered owner and CarGurus, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced by this certificate upon written request and without charge.

(c)           Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)           Restrictions and Restriction Period.  During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement.  Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)           Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid).  The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

(f)            Termination of Association with the Company.  Unless the Committee shall provide otherwise for any Award of Restricted Stock, upon termination of a Participant’s employment or other association with the Company for any reason during the Restriction Period, all shares of Restricted Stock still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

7.3          Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate.  Stock Grants shall be made without forfeiture conditions of any kind.

7.4          Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States.  The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award.  No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.             Adjustment Provisions

8.1          Adjustment for Corporate Actions.  Subject to Sections 8.2 and 8.3, if subsequent to the adoption of the Plan by the Board the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares or other securities provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2          Treatment in Acquisitions. Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition (a) any then outstanding Options shall Accelerate to the extent not assumed by the acquiring entity or replaced by comparable options to purchase the equity interests of the successor or acquiring entity or parent thereof, and to the extent not assumed or replaced on the Acquisition shall then (or after a reasonable period following the Acquisition, as determined by the Committee) terminate to the extent not exercised and (b) any then Award of Restricted Stock shall Accelerate in full if the Company’s rights to reacquire such shares of Restricted Stock on occurrence of the applicable Risk of Forfeiture with respect to those shares are not assigned to the successor or acquiring entity or parent thereof. As to any one or more outstanding Options and Restricted Stock Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Options and Awards of Restricted Stock the event that the employment of the Participants should subsequently terminate following the Acquisition.  Each outstanding Option that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and the price at which it may be exercised in accordance with Section 8.1.

8.3          Change in Control. Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of a Change in Control (including a Change of Control which is an Acquisition), any Award of Restricted Stock still then subject to a Risk of Forfeiture and any outstanding Option not then exercisable in full shall vest, if at all, under the terms of the Award.  The preceding shall apply as well to shares of Restricted Stock the repurchase rights of which are held by an acquiring entity, and outstanding Options which are assumed by an acquiring entity or replaced by comparable options to purchase the equity securities of a successor or acquiring entity or parent thereof, pursuant to Section 8.2.  The Committee shall have the discretion, exercisable either in advance of a Change in Control or at the time thereof, to provide (upon such terms as it may deem appropriate) for (i) the automatic Acceleration of one or more outstanding Options (including Options that are assumed or replaced pursuant to Section 8.2) that do not otherwise Accelerate by reason of the Change in Control, and/or (ii) the subsequent termination of one or more of the Company’s repurchase rights with respect to the Awards of Restricted Stock that do not otherwise terminate at that time, in the event that the employment of the respective grantees of such Awards should subsequently terminate following such Change in Control.

8.4          Dissolution or Liquidation.  Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option to the extent exercisable on the date of dissolution or liquidation.

8.5          Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Sections,

including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.

8.6          Related Matters.  Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8.  No fraction of a share of Stock shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares of Stock covered by an Award shall cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares.

9.             Settlement of Awards

9.1          Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a)           the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act; or

(b)           the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

9.2          Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.

9.3          Investment Representations.  The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares of Stock to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

9.4          Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense.  The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.  In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities.

9.5          Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) coincident with this Optionee’s exercise of such Option.  The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

10.          Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.          No Special Employment or Other Rights

Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement or provision of law or charter, certificate or articles, or by-laws or the Operating Agreement, to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company.

12.          Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of options and restricted units other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13.          Termination and Amendment of the Plan

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable.  Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.  Other than as the Board may deem necessary or appropriate to comply with applicable law, including without limitation the provisions of Section 409A of the Code, no termination or amendment of the Plan may adversely affect the rights of the recipient of an Award previously granted hereunder without the consent of the recipient of such Award.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan.  Also within the limitations of the Plan, the Committee may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards or of outstanding options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option).  Furthermore, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (b) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.  Other than as the Committee may deem necessary or appropriate to comply with applicable law, including without limitation the provisions of Section 409A of the Code, no amendment or modification of an outstanding Award shall impair the rights of the recipient of such Award without his or her consent.

14.          Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor.  All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

15.          Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of Delaware without regard to the conflict of laws principles thereof.